Exhibit 99.28

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   June, 1998
          Series 1998-10B, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                  7.074353
                                                       -------------------------
       Weighted average maturity                                         176.35
                                                       -------------------------

 A.      Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
      1.
                                 Principal
              Principal Per    Prepayments Per   Interest Per
      Class    Certificate       Certificate      Certificate    Payout Rate
      -----    -----------       -----------      -----------    -----------
       PO2    $   3.97477109   $    0.54617424  $  0.00000000   % 0.00000000
       2A1    $   0.00000000   $    0.00000000  $  5.41666677   % 6.50000013
       2A2    $   0.00000000   $    0.00000000  $  5.41666678   % 6.50000013
       2A3    $   8.48559187   $    3.88080861  $  5.41666673   % 6.50000007
       2A4    $  89.09972500   $   43.22621250  $  5.41666250   % 6.49999500
       2A5    $ 179.72269286   $   84.67180714  $  5.41666429   % 6.49999714
       2A6    $   4.71238263   $    2.15516526  $  5.41666650   % 6.49999980
       2A7    $   0.00000000   $    0.00000000  $  5.41666667   % 6.50000000
       2R     $   0.00000000   $    0.00000000  $  5.40000000   % 6.48000000
       2M     $   3.22261765   $    0.00000000  $  5.41666912   % 6.50000294
       2B1    $   3.22262252   $    0.00000000  $  5.41666225   % 6.49999470
       2B2    $   3.22261905   $    0.00000000  $  5.41666667   % 6.50000000
       2B3    $   3.22261589   $    0.00000000  $  5.41667219   % 6.50000662
       2B4    $   3.22259912   $    0.00000000  $  5.41665198   % 6.49998238
       2B5    $   3.22261380   $    0.00000000  $  5.41667130   % 6.50000556

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

 B.   Accrual Amount
      1.
      Class            Accrual Amount
      -----            --------------
       2A4             $     4,333.33
       2A5             $     7,583.33

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $             9,822.27
                                                               -----------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       150,212,305.76
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  459
                                                               -----------------
       3.
        Beginning Aggregate  Ending Aggregate         Ending
         Class Certificate   Class Certificate   Single Certificate
Class    Principal Balance   Principal Balance        Balance           Cusip
-----    -----------------   -----------------        -------           -----
PO2     $      471,919.00  $         470,041.25  $            996.02  GEC9810P2
2A1     $   31,765,000.00  $      31,765,000.00  $          1,000.00  36158GEH7
2A2     $   29,935,000.00  $      29,935,000.00  $          1,000.00  36158GEJ3
2A3     $   53,635,000.00  $      53,179,875.28  $            991.51  36158GEK0
2A4     $      800,000.00  $         728,720.22  $            910.90  36158GEL8
2A5     $    1,400,000.00  $       1,149,518.60  $            820.28  36158GEM6
2A6     $   20,150,000.00  $      20,054,038.97  $            995.29  36158GEN4
2A7     $    9,315,000.00  $       9,315,000.00  $          1,000.00  36158GEP9
SUP2    $  137,380,845.66  $     136,550,722.06  $            993.96  GEC9810S2
2R      $          100.00  $             100.00  $          1,000.00  36158GEQ7
2M      $    1,360,000.00  $       1,355,570.78  $            996.78  36157RHD0
2B1     $      755,000.00  $         752,541.13  $            996.78  36157RHE8
2B2     $      378,000.00  $         376,768.94  $            996.78  36157RHF5
2B3     $      604,000.00  $         602,032.91  $            996.78  36157RHL2
2B4     $      227,000.00  $         226,260.71  $            996.78  36157RHM0
2B5     $      302,822.51  $         301,836.28  $            996.78  36157RHN8

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            0        Principal Balance $                 0.00
                              --------                         -----------------
       2.   60-89 days
            Number            0        Principal Balance $                 0.00
                              --------                         -----------------
       3.   90 days or more
            Number            0        Principal Balance $                 0.00
                              --------                         -----------------
       4.   In Foreclosure
            Number            0        Principal Balance $                 0.00
                              --------                         -----------------
       5.   Real Estate Owned
            Number            0        Principal Balance $                 0.00
                              --------                         -----------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                         $                 0.00
                                                               -----------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                  $                 0.00
                                                            --------------------

       2.   Bankruptcy Loss Amount:                      $                 0.00
                                                            --------------------

       3.   Fraud Loss Amount:                           $                 0.00
                                                            --------------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                  -------------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.